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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): August 14, 2002



                                 NCR CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission File Number 001-00395


                Maryland                                     31-0387920

    (State or other jurisdiction of                       (I.R.S. Employer
     incorporation or organization)                     Identification No.)


                             1700 S. Patterson Blvd.
                               Dayton, Ohio 45479

              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (937) 445-5000

                                       N/A

          (Former name or former address, if changed since last report)

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Item 5.   Other Events.

         On August 13, 2002, Lars Nyberg, Chairman and Chief Executive Officer of NCR Corporation (the "Company"), and Earl Shanks, Senior Vice President and Chief Financial Officer of the Company, signed and filed sworn statements with the U.S. Securities and Exchange Commission (the "SEC") as required under the SEC's Order No. 4-460 pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934. Copies of these sworn statements are included as Exhibits 99.1 and
99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

(c)      Exhibits

99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.3 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9.   Regulation FD Disclosure.

         On August 14, 2002, the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2002, was filed with the SEC and accompanied by the Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, signed by Messrs. Lars Nyberg and Earl Shanks, Chairman and Chief Executive Officer and Senior Vice President and Chief Financial Officer of the Company, respectively. A copy of this certification is included as Exhibit 99.3 to this Current Report on Form 8-K and is disclosed pursuant to Regulation FD (17 C.F.R. 243.100-243.103).

                                  Exhibit Index

Exhibit Number       Description
--------------       -----------

     99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

     99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

     99.3 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                NCR CORPORATION

Date: August 14, 2002                                 By: /s/ Earl Shanks
                                                      --------------------------

                                                     Senior Vice President
                                                     and Chief Financial Officer